                          EIGHTH AMENDMENT AND CONSENT
                (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)

              This EIGHTH AMENDMENT AND CONSENT dated as of February 21, 2001 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998, and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999, the Fourth Amendment dated as of April 15, 1999, the Fifth Amendment dated as of May 10, 1999, the Sixth Amendment dated as of July 14, 1999, and the Seventh Amendment dated as of March 1, 2000 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

                                 RECITALS

         A. Borrower has proposed to issue senior unsecured notes and to use the proceeds to pay in full the remaining Tranche B Term Loans and a portion of the Revolving Loans.

         B. Concurrently with such issuance and repayment, Borrower shall permanently and irrevocably reduce the amount of its Revolving Commitment to $125,000,000.

         C. Borrower has asked Lenders to amend the Credit Agreement to accommodate such issuance, repayment, and reduction and to make other requested modifications.

              The parties hereto hereby agree as follows:

              SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein(and in the recitals hereto) as defined terms are so used as so defined.

              SECTION 2. AMENDMENT TO SECTION 1.1 [DEFINED TERMS]. Section 1.1 of the Credit Agreement is hereby amended

              (a) to add the following definitions in the appropriate alphabetical order:

              "2001 SENIOR NOTE INDENTURE': the indenture pursuant to which the Borrower has issued the 2001 Senior Notes."

              "2001 SENIOR NOTES: the Senior Notes due 2008 to be issued by the Borrower in an aggregate amount not to exceed $200,000,000 and with an interest rate not to exceed 9%, on substantially the terms set out on Exhibit K to this Agreement with any substantive changes to such exhibit as agreed to by the Administrative Agent."

              (b) by deleting clauses (a) and (b) of the definition of "Permitted Acquisitions" and replacing them with the following:

              "(a) well service rigs or drilling rigs and other well service equipment or drilling equipment, (b) well service companies or contract drilling companies,".

              Section 3. AMENDMENT TO SECTION 4.16 [PURPOSE OF LOANS; LIMITATIONS ON USE]. Section 4.16(b) of the Credit Agreement is hereby amended by deleting the last sentence and replacing it with the following sentence:

              In addition, Borrower may use the proceeds of the Revolving Loans to make any payment, prepayment, redemption, repurchase or defeasance of Indebtedness or Capital Stock permitted under
              Section 7.7 or Section 7.10."

              Section 4. AMENDMENT TO SECTION 4.22 [INDENTURES]. Section 4.22 of the Credit Agreement is hereby amended by adding the following clause (c):

              "(c) all Obligations of the Borrower and the other Loan Parties under this Agreement, the Notes and the other Loan Documents do not conflict with or violate the terms of the 2001 Senior Note Indenture and any Loans made or hereafter made to the Borrower will be indebtedness permitted to be incurred under the 2001 Senior Note Indenture and will constitute Permitted Debt (as defined in Exhibit K to this Agreement) under the 2001 Senior
              Note Indenture, and the Borrower will not be required to comply with the Fixed Charge Coverage Ratio (as defined in Exhibit K to this Agreement) in order to incur the Loans."

              Section 5.  AMENDMENT TO SECTION 7.2 [LIMITATION ON INDEBTEDNESS].
         Section 7.2 of the Credit Agreement is hereby amended by

              (a) deleting from clause (c)(iii) the reference to "$20,000,000" and replacing it with "$25,000,000"; and

              (b) deleting the word "and" after the semicolon in paragraph (m), by deleting the "." at the end of paragraph (n) and replacing it with ";and", and by adding a new paragraph (o) as follows:

              "(o) Indebtedness of Borrower and its Subsidiaries under the 2001 Senior Notes."; and

              (c) deleting from paragraph (d) the reference to "$30,000,000" and replacing it with "$40,000,000"; and

              (d) deleting from paragraph (g) the reference to "$30,000,000" and replacing it with "$40,000,000"; and

              (e) deleting from paragraph (j) the reference to "$30,000,000" and replacing it with "$40,000,000".

              Section 6. AMENDMENT TO SECTION 7.4 [LIMITATION ON GUARANTEE OBLIGATIONS]. Section 7.4 of the Credit Agreement is hereby amended by deleting the word "and" after the semicolon at the end of paragraph (f), by deleting the "." at the end of paragraph (g) and replacing it with "; and", and by adding a new paragraph (h) as follows:

              "(h) Guarantee Obligations of the Subsidiaries of the Borrower with with respect to the 2001 Senior Notes."

              Section 7. AMENDMENT TO SECTION 7.7 [LIMITATION ON RESTRICTED PAYMENTS]. Section 7.7of the Credit Agreement is hereby amended by adding the following new sentence to the end of the Section:

              "Notwithstanding anything in this Section 7.7 to the contrary, the Borrower or any of its Subsidiaries may make or cause to be made any payment, prepayment, redemption, repurchase or defeasance of Indebtedness, or take any other similar or related actions, permitted under Section 7.10."

              Section 8. AMENDMENT TO SECTION 7.8 [LIMITATION ON CAPITAL EXPENDITURES]. Section 7.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                      "7.8. LIMITATION ON CAPITAL EXPENDITURES. Make or
              commit to make any Capital Expenditure except for (a) expenditures in an amount up to $10,000,000 in the aggregate using the Net Cash Proceeds of the Significant Disposition or the Production Payment Transaction, (b) expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any fiscal year of the Borrower set forth below, an amount equal to the sum of
              (i) the amount set forth below opposite such fiscal year plus
              (ii) the amount of any Indebtedness incurred pursuant to
              Section 7.2(d) during such fiscal year plus (iii) an additional amount for any Person or business unit acquired in a Permitted Acquisition since the Closing Date, such amount being calculated as 10% of the net revenues, calculated in accordance with GAAP, of such Person or business unit during such fiscal year (or, if such Person or business unit was acquired after the beginning of such fiscal year, such revenues for the portion of such fiscal year during which such Person or business unit was owned by the Borrower):

              FISCAL YEAR                AMOUNT
              -----------                ------
                  1999                 $37,500,000
                  2000                 $37,500,000
                  2001                 $65,000,000


                                                                             3


                  2002                 $65,000,000
                  2003                 $65,000,000
                  2004                 $65,000,000


              Any amount permitted by the foregoing provision to be expended as Capital Expenditures in any fiscal year and not so expended may be carried over for expenditure in the immediately succeeding fiscal year, and any amounts so carried over to the immediately succeeding fiscal year shall be deemed the first amounts spent during such immediately succeeding fiscal year. For purposes of this Section 7.8 only, the term "Capital Expenditure" shall not include a capital expenditure paid with Capital Stock (other than Disqualified Stock of the Borrower)."

              Section 9. AMENDMENT TO SECTION 7.9 [LIMITATION ON INVESTMENTS].
Section 7.9(e) of the Credit Agreement is hereby amended by deleting the reference to "$20,000,000" and replacing it with a reference to "$25,000,000".

              Section 10. AMENDMENT TO SECTION 7.10 [LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS AND ORGANIZATIONAL DOCUMENTATION, ETC.]. Section 7.10 of the Credit Agreement is hereby amended by:

              (a) amending and restating in its entirety clause (b)(i) to read as follows: "(i) the Put Facility (other than any such amendment, modification or change to the terms of the Interim Loans such that would satisfy in all respects the definition of 'Senior Subordinated Notes' contained in Section 1.1), the Senior Subordinated Notes, the 2001 Senior Notes or the Acquisition Documents without the consent of the Required Lenders or", and

              (b) deleting the last sentence in the Section and replacing it with the following:

              "Notwithstanding anything to the contrary in this Section 7.10, the Borrower and any of its Subsidiaries may make or cause to be made any payment, prepayment, redemption, repurchase or defeasance of any Indebtedness at any time if, after giving effect to such payment, prepayment, redemption, repurchase or defeasance, (1) Consolidated Liquidity equals or exceeds $25,000,000, (2) no Default or Event of Default has occurred and is continuing, and (3) the Borrower is in compliance with Section 7.1. In addition, the Borrower may make or cause to be made any payment, prepayment, redemption, repurchase or defeasance of the 2001 Senior Notes upon the occurrence of a "Change of Control" under and as defined in the 2001 Senior Note Indenture."

              Section 11. AMENDMENT TO SECTION 7.14 [LIMITATION ON NEGATIVE PLEDGE CLAUSES]. Section 7.14 of the Credit Agreement is hereby amended by deleting the word "and" after "the

Dawson Indenture" and inserting a ",", and deleting the "." at the end of the Section and replacing it with ", and (f) the 2001 Senior Notes."

              Section 12. CONSENT AND WAIVER. The Administrative Agent and the Lenders hereby consent to the merger of Servicios, Transportes, and Kenting Holdings (Argentina) S.A., an Argentine corporation, with and into Kenting Drilling (Argentina) S.A., an Argentine corporation (the "Surviving Argentine Corporation") and hereby waive the Borrower's failure to comply with the provisions of the Credit Agreement (including, without limitation, Section 6.10(d)) in connection therewith through March 31, 2001.

              Section 13. REDUCTION OF REVOLVING COMMITMENT. Pursuant to
Section 2.8 of the Credit Agreement, Borrower hereby exercises its right to permanently and irrevocably reduce the amount of its Revolving Commitment to $125,000,000 effective on the Effective Date (defined below). Administrative Agent acknowledges that it has received timely notice of such reduction for purposes of Section 2.8 of the Credit Agreement.

              Section 14. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.
This Amendment shall become effective on the date on which the following conditions have occurred (the "Effective Date"): (a) the Administrative Agent shall have received a copy of this Amendment duly executed and delivered by a duly authorized officer of the Borrower, the Required Lenders and the Administrative Agent, (b) the Administrative Agent shall have received the Acknowledgment and Consent, attached hereto as EXHIBIT A [Acknowledgment and Consent], executed and delivered by a duly authorized officer of each of the signatories thereto, (c) Borrower shall have issued (or simultaneously with the effectiveness of this Amendment shall issue) the 2001 Senior Notes (with such issuance to be on terms which meet the requirements of the definition of "2001 Senior Notes" previously set out in this Amendment), (d) no Default or Event of Default, other than those waived under this Amendment, shall exist and be continuing after giving effect to the issuance of the 2001 Senior Notes, (e) the proceeds thereof upon receipt by the Borrower shall be paid to the Administrative Agent for application to the prepayment in full of all outstanding Tranche B Terms Loans, together with all accrued interest thereon and any other amounts due and in connection with such prepayment, and (f) the Administrative Agent shall have received such other corporate documents and resolutions as the Administrative Agent may reasonably request.

              Section 15.  MISCELLANEOUS.

                      (a) REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                      (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                      (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                      (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                      (e) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                    EXHIBIT A
                           ACKNOWLEDGMENT AND CONSENT


                           ACKNOWLEDGMENT AND CONSENT

              Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by each of such corporations in favor of the Collateral Agent, acknowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.

                                         YALE E. KEY, INC.
                                         KEY ENERGY DRILLING, INC.
                                         WELLTECH EASTERN, INC.
                                         ODESSA EXPLORATION INCORPORATED
                                         KALKASKA OILFIELD SERVICES, INC.
                                         WELL-CO OIL SERVICE, INC.
                                         PATRICK WELL SERVICE, INC.
                                         MOSLEY WELL SERVICE, INC.
                                         RAM OIL WELL SERVICE, INC.
                                         ROWLAND TRUCKING CO., INC.
                                         LANDMARK FISHING & RENTAL, INC.
                                         DUNBAR WELL SERVICE, INC.
                                         FRONTIER WELL SERVICE, INC.
                                         KEY ROCKY MOUNTAIN, INC.
                                         KEY FOUR CORNERS, INC.
                                         JETER SERVICE CO.
                                         JETER WELL SERVICE, INC.
                                         JETER TRANSPORTATION, INC.
                                         INDUSTRIAL OILFIELD SUPPLY, INC.
                                         BROOKS WELL SERVICING, INC.
                                         UPDIKE BROTHERS, INC.
                                         J.W. GIBSON WELL SERVICE COMPANY
                                         KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                         WATSON OILFIELD SERVICE & SUPPLY, INC.
                                         WELLTECH MID-CONTINENT, INC.
                                         DAWSON PRODUCTION MANAGEMENT, INC.
                                         DAWSON PRODUCTION ACQUISITION CORP.
                                         DAWSON PRODUCTION TAYLOR, INC.

                                         KEY ENERGY SERVICES-CALIFORNIA, INC.


                                         By: /s/ Jack D. Loftis, Jr.
                                            ----------------------------------
                                                 Jack D. Loftis, Jr.
                                         Title:  Vice President
                                               -------------------------------

                                         DAWSON PRODUCTION PARTNERS, L.P.

                                         By: DAWSON PRODUCTION MANAGEMENT, INC.,
                                             its sole general partner


                                         By: /s/ Jack D. Loftis, Jr.
                                            ----------------------------------
                                                 Jack D. Loftis, Jr.
                                         Title:  Vice President
                                               -------------------------------

                   [SIGNATURE PAGE 1 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       KEY ENERGY SERVICES, INC. (formerly known as Key Energy Group, Inc.)


                                         By: /s/ Jack D. Loftis, Jr.
                                            ----------------------------------
                                                 Jack D. Loftis, Jr.
                                         Title:  Sr. Vice President and
                                                 General Counsel
                                               -------------------------------



                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Administrative Agent and as a Lender


                                         By: /s/ Janis L. Tucker
                                            ----------------------------------
                                         Title:  Vice President
                                               -------------------------------

                   [SIGNATURE PAGE 2 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       BANK POLSKA KASA OPIEKI S.A.,
                                       PEKAO S.A. GROUP, NEW YORK BRANCH


                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------

                   [SIGNATURE PAGE 3 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       BANK LEUMI, USA



                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------

                   [SIGNATURE PAGE 4 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       BOEING CAPITAL CORPORATION



                                         By:
                                            ----------------------------------
                                         Title:
                                               -------------------------------

                   [SIGNATURE PAGE 5 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]



                                       SRV-HIGHLAND, INC.


                                       By: /s/ KELLY C. WALKER
                                          -----------------------------------
                                               Kelly C. Walker

                                       Title:  Vice President
                                              -------------------------------



                                       GLENEAGLES TRADING LLC


                                       By: /s/ KELLY C. WALKER
                                          -----------------------------------
                                               Kelly C. Walker

                                       Title:  Vice President
                                              -------------------------------

                   [SIGNATURE PAGE 6 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       KZH CRESCENT LLC


                                       By: /s/ SUSAN LEE
                                          -----------------------------------
                                               Susan Lee

                                       Title:  Authorized Agent
                                              -------------------------------


                                       KZH CRESCENT-2 LLC


                                       By: /s/ SUSAN LEE
                                          -----------------------------------
                                               Susan Lee

                                       Title:  Authorized Agent
                                              -------------------------------


                                       KZH CRESCENT-3 LLC


                                       By: /s/ SUSAN LEE
                                          -----------------------------------
                                               Susan Lee

                                       Title:  Authorized Agent
                                              -------------------------------


                                       KZH HIGHLAND-2 LLC


                                       By: /s/ SUSAN LEE
                                          -----------------------------------
                                               Susan Lee

                                       Title:  Authorized Agent
                                              -------------------------------


                                       KZH PAMCO LLC


                                       By: /s/ SUSAN LEE
                                          -----------------------------------
                                               Susan Lee

                                       Title:  Authorized Agent
                                              -------------------------------


                                       KZH SHOSHONE LLC


                                       By: /s/ SUSAN LEE
                                          -----------------------------------
                                               Susan Lee

                                       Title:  Authorized Agent
                                              -------------------------------

                   [SIGNATURE PAGE 7 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       BEAR STEARNS INVESTMENT PRODUCT INC.


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------

                   [SIGNATURE PAGE 8 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                    SEQUILS IV, LTD


                                    By: TCW Advisors, Inc. as Collateral Manager


                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------

                   [SIGNATURE PAGE 9 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       APEX (IDM) CDO I, LTD


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------

                  [SIGNATURE PAGE 10 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       United Of Omaha Life Insurance Company
                                       By:      TCW Asset Management Company,
                                                its Investment Advisor


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------


                                       MUZINICH CASHFLOW CBO, LTD


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------


                                       OPPENHEIMER SENIOR FLOATING RATE TRUST


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------


                                       MAGNETITE ASSET INVESTORS LLC


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------

                  [SIGNATURE PAGE 11 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       SEQUILS 1. LTD
                                       By: TCW Advisors, Inc., as its Collateral
                                           Manager


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------


                                       By:
                                          -----------------------------------
                                       Title:
                                              -------------------------------

                  [SIGNATURE PAGE 12 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]

                                     ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     DELANO COMPANY
                                     By:  Pacific Investment Management Company,
                                          as its Investment Advisor


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     CAPTIVA III FINANCE LTD.,
                                     as advised by Pacific Investment Management
                                     Company


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     CAPTIVA IV FINANCE LTD.,
                                     as advised by Pacific Investment Management
                                     Company


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     ROYALTON COMPANY,
                                     as advised by Pacific Investment Management
                                     Company


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------

                  [SIGNATURE PAGE 13 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                     INDOSUEZ CAPITAL FUNDING IV, L.P.
                                     By:  Indosuez Capital as Portfolio Advisor


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                     By:  Indosuez Capital as Portfolio Advisor


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     FRANKLIN CLO I, LIMITED


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------


                                     INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                     By:  Indosuez Capital as Collateral Manager


                                     By:
                                        -----------------------------------
                                     Title:
                                            -------------------------------

                  [SIGNATURE PAGE 14 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                     PAMCO CAYMAN LTD.
                                     By:  Highland Capital Management, L.P.,
                                          as Collateral Manager


                                     By: /s/ TODD TRAVERS
                                        -----------------------------------
                                             Todd Travers

                                     Title:  Senior Portfolio Manager
                                            -------------------------------


                                     ML CBO IV (Cayman)
                                     By:  Highland Capital Management, L.P.
                                          as Collateral Agent


                                     By: /s/ TODD TRAVERS
                                        -----------------------------------
                                             Todd Travers

                                     Title:  Senior Portfolio Manager
                                            -------------------------------


                                     PAM CAPITAL FUNDING, L.P.
                                     By:  Highland Capital Management, L.P.,
                                          as Collateral Manager


                                     By: /s/ TODD TRAVERS
                                        -----------------------------------
                                             Todd Travers

                                     Title:  Senior Portfolio Manager
                                            -------------------------------

Highland Legacy Limited
By:  Highland Capital Management, L.P.
as Collateral Manager


Name: /s/ TODD TRAVERS
     ------------------------------------

By:    Todd Travers
Title: Senior Portfolio Manager

















                                                                          22-A

ELF Funding Trust
By: Highland Capital Management L.P.
as Collateral Manager


Name: /s/ TODD TRAVERS
     ------------------------------------

By:    Todd Travers
Title: Senior Portfolio Manager




















                                                                          22-B

                  [SIGNATURE PAGE 15 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                       By:   Pilgrim Investments, Inc.,
                                             as its Investment Manager


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------


                                       PILGRIM PRIME RATE TRUST
                                       By:   Pilgrim Investments, Inc.,
                                             as its Investment Manager


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------


                                       ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                       By:   Pilgrim Investments, Inc.,
                                             as its Investment Manager


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------


                                       PILGRIM CLO 1999-I, LTD.
                                       By:   Pilgrim Investments, Inc.,
                                             as its Investment Manager


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------


                                       CAPTIVA II FINANCE LTD.


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------

                  [SIGNATURE PAGE 16 OF 16 TO EIGHTH AMENDMENT
               (TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT)]


                                       SEQUILS PILGRIM I
                                       By:   Pilgrim Investments, Inc.,
                                             as its Investment Manager


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------


                                       MASTER SENIOR FLOATING RATE TRUST


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------



                                       MERRILL LYNCH DEBT STRATEGIES FUND II,
                                       INC.


                                       By:
                                          -------------------------------------
                                       Title:
                                              ---------------------------------